RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2020
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS	RELATED PARTY TRANSACTIONS
The Company has had transactions with the following related parties, being companies in which our principal shareholder Hemen Holding and companies associated with Hemen have, or had, a significant direct or indirect interest:

–    Frontline
–    Frontline Shipping Limited ("Frontline Shipping")
–    Seadrill
–    Golden Ocean
–    Seatankers Management Co. Ltd. (“Seatankers”)
–    NorAm Drilling
–    ADS Maritime Holding Plc, formerly known as ADS Crude Carriers Plc ("ADS Maritime Holding")
–    Golden Close Corporation. Ltd. ("Golden Close")
–     Sterna Finance Limited ("Sterna Finance")
–     River Box Holding Limited ("River Box")

The Consolidated Balance Sheets include the following amounts due from and to related parties and associated companies, excluding investment in direct financing lease balances (Refer to Note 16: Investments in sales-type leases, direct financing leases and leaseback assets).

(in thousands of $)	2020	2019
Amounts due from:
Frontline Shipping	2,875	2,948
Frontline	3,202	6,708
Seadrill	3,613	51
SFL Linus	—	7,392
SFL Deepwater	—	1,246
SFL Hercules	—	3,423
Golden Ocean	—	627
Other related parties	2	4
Allowance for expected credit losses*	(1,974)	—
Total amount due from related parties	7,718	22,399
Loans to related parties - associated companies, long-term
River Box	45,000	—
SFL Deepwater	—	113,000
SFL Hercules	78,910	80,000
SFL Linus	—	121,000
Total loans to related parties - associated companies, long-term	123,910	314,000
Long-term receivables from related parties
Frontline	—	9,171
Frontline Shipping	—	4,445
Total long-term receivables from related parties	—	13,616
Amounts due to:
Frontline Shipping	836	3,884
Frontline	1,826	47
Golden Ocean	23	—
Other related parties	39	49
Total amount due to related parties	2,724	3,980

*See Note 3: Recently issued accounting standards and Note 26: Allowance for expected credit losses.

River Box was a previously wholly owned subsidiary of the Company. It holds investments in direct financing leases, through its subsidiaries, related to the 19,200 and 19,400 TEU containerships MSC Anna, MSC Viviana, MSC Erica and MSC Reef. On December 31, 2020, the Company sold 50.1% of the shares of River Box to a subsidiary of Hemen, a related party. Net proceeds of $17.5 million were received for the shares, resulting in a net gain of $1.9 million on the sale. The Company has accounted for the remaining 49.9% ownership in River Box using the equity method (Refer to Note 17: Investment in associated companies).

SFL Deepwater, SFL Hercules and SFL Linus each own the drilling units West Taurus, West Hercules and West Linus respectively. These units are leased to subsidiaries of Seadrill, a related party. Because the main assets of SFL Deepwater, SFL Hercules and SFL Linus are the subject of leases which each include both fixed price call options and a fixed price purchase obligation or put option, they were previously determined to be variable interest entities in which the Company was not the primary beneficiary and therefore accounted for as investments in associated companies (Refer to Note 17: Investment in associated companies).
During the year ended December 31, 2020, Seadrill publicly disclosed that they had appointed financial and legal advisors to evaluate comprehensive restructuring alternatives to reduce debt service costs and overall indebtedness. In September and October 2020, Seadrill failed to pay hire when due under the leases for the three drilling unit. The overdue hires along with certain other events, constituted an event of default under such leases and the related financing agreements. Under the terms of the leases, charter payment from the sub-charterers of West Hercules and West Linus, were paid into accounts pledged to SFL and its financing banks. During November and December 2020, Seadrill and SFL entered into forbearance and funds withdrawal agreements during which Seadrill was allowed to use certain funds received from the sub-charterers to pay operating expenses for the rigs in exchange for the Company being paid approximately 65 -75% of the existing contracted lease hire related to the West Hercules and the West Linus. Any hire received by Seadrill relating to the sub-charters on these two rigs in excess of the withdrawn amounts remained in Seadrill’s earnings accounts pledged to SFL.

In February 2021, Seadrill and most of its subsidiaries filed Chapter 11 cases in the Southern District of Texas. SFL and certain of its subsidiaries have entered into court approved interim agreements with Seadrill relating to two of the Company’s drilling rigs, West Linus and West Hercules, allowing for the uninterrupted performance of sub-charters to oil majors while the Chapter 11 process is ongoing. Pursuant to these agreements, Seadrill will be allowed to use funds received from the respective sub-charterers to pay a fixed level of operating and maintenance expenses in additional to general and administrative costs. In exchange, SFL will receive approximately 65 - 75% of the lease hire under the existing charter agreements for West Linus and West Hercules for the same period. With regards to the third rig, West Taurus, the lease has been rejected by the court and the rig will be redelivered to SFL within approximately three months. This rig is debt free and has been held in layup by Seadrill for more than five years. SFL is currently evaluating strategic alternatives for this rig, including potential recycling at an EU approved recycling facility. (See Note 29: Subsequent Events).

In October 2020, the Company was determined to be the primary beneficiary of SFL Linus and SFL Deepwater following changes to the financing agreements as a result of defaults by Seadrill. Therefore, from October 2020, these subsidiaries were consolidated by the Company.

As described below in "Related party loans", at December 31, 2020 and 2019, the long-term loan from the Company to SFL Hercules (2019: loans to SFL Deepwater, SFL Hercules, and SFL Linus) is presented net of its current account to the extent that it is an amount due to the associate. (Refer also to Concentration of Risk in Note 25).

Related party leasing and service contracts
As at December 31, 2020, two of the Company's vessels leased to Frontline Shipping (2019: three) are recorded as investment in direct financing leases. At December 31, 2020, the balance of net investments in direct financing leases with Frontline Shipping was $76.1 million before credit loss provision (2019: $111.5 million), of which $6.3 million (2019: $8.3 million) represents short-term maturities.

In addition, included within vessels and equipment chartered under operating leases at December 31, 2020, there were eight Capesize dry bulk carriers leased to a fully guaranteed subsidiary of Golden Ocean (2019: eight). At December 31, 2020, the net book value of assets leased under operating leases to Golden Ocean was $200.5 million (2019: $201.7 million).
A summary of leasing revenues and repayments from Frontline Shipping and Golden Ocean is as follows:

(in millions of $)	2020	2019	2018
Golden Ocean:
Operating lease income	52.0	51.1	53.3
Profit share	—	0.8	0.3
Frontline Shipping:
Direct financing lease interest income	1.7	3.8	9.6
Direct financing lease service revenue	6.9	9.9	22.1
Direct financing lease repayments	6.5	7.9	16.8
Profit share	18.6	4.8	1.5
In June 2015, amendments were made to the charter agreements relating to 17 vessels. The amendments, which are effective from July 1, 2015, and do not affect the duration of the leases, include reductions in the daily time-charter rates to $20,000 per day for VLCCs and $15,000 per day for Suezmax tankers. As consideration for the agreed amendments, the Company received 55 million shares, (which was reduced to 11 million shares in February 2016 after Frontline enacted a 1-for-5 reverse stock split of its ordinary shares) and also an increase in the profit sharing percentage (see below). A dividend restriction was introduced on Frontline Shipping whereby it can only make distributions to its parent company if it can demonstrate it meets certain conditions. During the year ended December 31, 2020, the Company sold approximately 2.0 million shares (2019: 7.6 million shares) and the investment in Frontline consists of approximately 1.4 million shares which are valued at $9.0 million at December 31, 2020. This investment is included in Note 11: Investments in debt and equity securities.

In the year ended December 31, 2019, SFL entered into an agreement with Golden Ocean, where the Company agreed to finance EGCS installations on seven of the eight Capesize bulk carriers with an amount of up to $2.5 million per vessel, in return for increased charter hire of $1,535 per day for the 1 January 2020 to 30 June 2025. The installations have been completed during the year ended December 31, 2020, with the cost being capitalized into the value of the assets. Profits sharing arrangements were not changed.

Also, two of the three VLCC crude tankers underwent EGCS installations during the year ended December 31, 2019. The Company incurred costs of $4.2 million, which represent a 50% share of joint costs with Frontline Shipping. Profits sharing arrangements were not changed.

Frontline Shipping pays the Company profit sharing of 50% of their earnings on a time-charter equivalent basis from their use of the Company's fleet above average threshold charter rates calculated on a quarterly basis. The Company earns and recognizes profit sharing revenue under the 50% arrangement - see table above.

In the event that vessels on charter to the Frontline Shipping are agreed to be sold, the Company may either pay or receive compensation for the early termination of the lease. In February 2018, the Company sold the VLCC Front Circassia to an unrelated third party and a termination fee of $4.4 million at fair value (face value $8.9 million) was received from Frontline Shipping in the form of a loan note. This loan note was settled in February 2020.

In 2018, the Company also sold the VLCCs Front Page, Front Stratus and Front Serenade to a related third party. The vessels were delivered to the new owner, ADS Maritime Holding, in July 2018, August 2018 and September 2018, respectively, and an aggregate termination fee of $10.1 million at fair value was received from Frontline in the form of three loan notes. These loan notes were settled in February 2020.

In October 2018, the Company sold and delivered the VLCC Front Ariake to an unrelated third party. A termination fee of $3.4 million at fair value was received from Frontline in the form of a loan note. This loan note was also settled in February 2020.

In the year ended December 31, 2020, the Company had eight dry bulk carriers operating on time-charters to a subsidiary of Golden Ocean, which include profit sharing arrangements whereby the Company earns a 33% share of profits earned by the vessels above threshold levels - see table above.

As at December 31, 2020, the Company was owed a total of $2.9 million (2019: $2.9 million) by Frontline Shipping in respect of leasing contracts and profit share.

At December 31, 2020, the Company was owed $3.2 million (2019: $6.7 million) by Frontline in respect of various short-term items, including vessel management fees and items relating to the operation of vessels trading in a pool with two vessels owned by Frontline.

The vessels leased to Frontline Shipping are on time charter terms and for each such vessel the Company pays a fixed management/operating fee of $9,000 per day to Frontline Management, a wholly owned subsidiary of Frontline. An exception to this arrangement is for any vessel leased to Frontline Shipping which is sub-chartered on a bareboat basis, for which there is no management fee payable for the duration of the bareboat sub-charter. In addition, during the year ended December 31, 2020, the Company also had 16 container vessels, 14 dry bulk carriers, two Suezmax tankers, two car carriers and two product tankers operating on time charter or in the spot market, for which the supervision of the technical management was sub-contracted to Frontline Management. Management fees incurred are included in the table below.

The vessels leased to a subsidiary of Golden Ocean are on time charter terms and for each vessel the Company pays a fixed management/operating fee of $7,000 per day to Golden Ocean Management (Bermuda) Ltd. ("Golden Ocean Management"). Additionally, in the year ended December 31, 2020, the Company had 16 container vessels and 14 dry bulk carriers operating on time-charters or in the spot market, for which part of the operational management was sub-contracted to Golden Ocean Management. Management fees incurred are included in the table below. Management fees are classified as vessel operating expenses in the consolidated statements of operations.

In addition to leasing revenues and repayments, the Company incurred fees with related parties. The Company operates the Suezmax tankers Glorycrown and Everbright in the spot market and pays Frontline and its subsidiaries a management fee of 1.25% of chartering revenues. The Company paid fees to Frontline Management for administrative services, including corporate services, and fees to Seatankers for the provision of advisory and support services. The Company also paid fees to Seatankers Management Norway AS for the provision of office facilities in Oslo, fees to Frontline Corporate Services Ltd for the provision of office facilities in London and Golden Ocean for administrative services.

	Year ended
(in thousands of $)	December 31, 2020	December 31, 2019	December 31, 2018
Frontline:
Vessel Management Fees	8,893	11,758	24,033
Commissions and Brokerage	364	291	287
Administration Services Fees	82	201	323
Golden Ocean:
Vessel Management Fees	20,496	20,440	20,440
Operating Management Fees	887	894	793
Administration Services Fees	70	30	—
Seatankers:
Administration Services Fees	520	739	290
Office Facilities:
Seatankers Management Norway AS	94	104	108
Frontline Management AS	186	198	185
Frontline Corporate Services Ltd.	226	212	166

As at December 31, 2020, the Company owed Frontline Management and Frontline Management AS a combined total of $0.07 million (2019: $0.05 million) for various items, including technical supervision fees and office costs.

Related party loans – associated companies

A summary of loans entered into with River Box and SFL Hercules are as follows:

(in millions of $)	River Box	SFL Hercules
Loans granted	45	145
Loans outstanding at December 31, 2020	45	79

The loans to River Box and SFL Hercules are fixed interest rate loans. These loans are repayable in full on November 16, 2033 and October 1, 2023, respectively, or earlier if the companies sell their assets. SFL is entitled to take excess cash from SFL Hercules, and such amount is recorded within its current account with SFL. The loan agreement specifies that the balance on the current accounts will have no interest applied and will be settled via a net off against the eventual repayments of the fixed interest loan. In addition to this, as at December 31, 2020 the Company had current receivables of $0.0 million and $0.0 million from River Box and SFL Hercules, respectively (2019: $0.0 million; $3.4 million).
SFL also has agreements with SFL Deepwater and SFL Linus granting them loans of $145 million and $125 million, respectively. The net outstanding loan balances as at December 31, 2019 were $113.0 million and $121.0 million for SFL Deepwater and SFL Linus, respectively. In addition to this, as at December 31, 2019 the Company had current receivables of $1.2 million and $7.4 million from SFL Deepwater and SFL Linus, respectively. In October 2020, the Company was determined to be the primary beneficiary of SFL Linus and SFL Deepwater following changes to the financing agreements and as a result of defaults by Seadrill and therefore consolidated these entities from this date.

Interest income received on these loans is as follows:

	Year ended
(in millions of $)	December 31, 2020	December 31, 2019	December 31, 2018
River Box	0.0	0.0	0.0
SFL Deepwater*	3.8	5.1	5.1
SFL Hercules	3.6	3.6	3.6
SFL Linus*	4.5	5.4	5.4

*Interest income for the year ended December 31, 2020 is up until October 2020, while these entities were classified as associated companies.

Related party purchases and sales of vessels

In the year ended December 31, 2020 and December 31, 2019, no vessels were sold to related parties.

In the year ended December 31, 2018, the VLCCs Front Page, Front Stratus and Front Serenade which were accounted for as direct financing leases, were sold to a related party, ADS Maritime Holding. Gains of $0.3 million, $0.2 million and $0.3 million were recorded on the disposal of the vessels, respectively. The gross proceeds from the sale was $22.5 million per vessel in addition to compensation, in the form of loan notes of $3.4 million each, received for the early termination of the charters. These loan notes were settled in full in February 2020.

Long-term receivables from related parties

In February 2020, Frontline Shipping redeemed in full the loan note received by the Company on the sale of one VLCC Front Circassia in 2018. The aggregate amount received on redemption was $8.9 million, the initial face value of the note. At the time of the redemption, the loan note had a carrying value of $4.4 million, resulting in a gain of $4.4 million on settlement.

In February 2020, Frontline redeemed in full the loan notes received by the Company on the sale of four VLCCs Front Page, Front Stratus, Front Serenade and Front Ariake in 2018. The aggregate amount received on redemption was $11.0 million. At the time of the redemption, the loan notes had a carrying value of $11.0 million, resulting in a gain of $0.0 million on disposal.

The Company received the following interest income and loan repayments on the loan notes:

	Year ended
(in thousands of $)	December 31, 2020	December 31, 2019	December 31, 2018
Interest income
Frontline Shipping	82	734	537
Frontline	97	908	340
(in millions of $)
Loan repayments
Frontline Shipping*	8.9	—	—
Frontline	11.0	1.7	0.5
* Non amortizing loan note so there was no repayment received in 2019 and 2018.
Other related party transactions

In February 2020, the Company delivered the 2002-built VLCC Front Hakata to an unrelated third party for sale proceeds of $33.5 million. Furthermore, the Company agreed with Frontline Shipping to terminate the long-term charter for the vessel upon the sale and delivery, and paid $3.2 million compensation for early termination of the charter. A gain of $1.4 million was recognized on the sale during the year ended December 31, 2020.

In December 2019, the Company signed a $7.5 million senior unsecured revolving credit facility agreement with ADS Maritime Holding, as ‘Borrower’ whereby SFL would provide $5 million of the unsecured facility or 67%. The facility was available for 12 months and carried an interest rate and a commitment fee on the undrawn available balance of the facility. The borrower could have voluntarily cancelled or repaid the facility, in whole or part. The Company received an upfront fee of $50,000 in respect of this contract in the year ended December 31, 2019.

In May 2018, four wholly-owned subsidiaries of the Company entered into a $320.0 million unsecured loan facility provided by an affiliate of Hemen, Sterna Finance. The unsecured intermediary loan facility was entered into partly to fund the acquisition of four 13,800 TEU container vessels acquired in May 2018. The Company had provided a corporate guarantee for this loan facility, which had a fixed interest rate, was non-amortizing and had a term of 13 months from the drawdown date of the loan. Interest expense incurred on the loan in the year ended December 31, 2020 was $0.0 million (2019: $0.0 million; 2018: $6.4 million). The loan balance was prepaid in full in November 2018.

In August 2018, the Company acquired approximately 4.0 million shares in ADS Maritime Holding, a newly formed company trading on the Oslo Merkur Market. The shares were purchased for $10.0 million, and have a fair value of $8.9 million at December 31, 2020 (Refer to Note 11: Investments in debt and equity securities). These shares represent 17% of the outstanding shares in the Company.

In November 2016, the Company acquired approximately 12 million shares in NorAm Drilling for a consideration of approximately $0.7 million. In November 2018, NorAm undertook a share consolidation of 20:1, resulting in a revised investment of 601,023 shares. On the same day NorAm participated in a rights issue, increasing the Company's investment in shares by approximately 0.6 million shares. In December 2018, the Company acquired an additional 41,756 shares bringing the total investment in NorAm to approximately 1.3 million shares with a fair value of $3.9 million. At December 31, 2020 the fair value of the investment was $1.5 million (Refer to Note 11: Investments in debt and equity securities).

The Company also holds within "Investments in Debt and Equity Securities" senior secured corporate bonds in NorAm Drilling due 2021. In 2018, the Company redeemed a total of approximately 0.5 million units at par value and recorded no gain or loss on redemption. In the year ended December 31, 2019, the Company partially disposed of its investment in NorAm Drilling securities at par value of $0.3 million. The fair value of the remaining holding at December 31, 2020 was $4.6 million (2019: $4.7 million; 2018: $5.2 million). (Refer to Note 11: Investments in debt and equity securities).

During the year ended December 31, 2018, the Company divested its holding in Golden Close securities. The Company received net proceeds of $45.6 million, resulting in an overall gain of $13.5 million. The Company earned $0.2 million interest income on its holding of investments in secured notes issued by Golden Close, up to the date of divestment, in the year ended December 31, 2018. In the year ended December 31, 2019, the Company received $2.0 million final dividend distribution upon the liquidation of Golden Close. As at December 31, 2020, the net investment in Golden Close debt and equity securities is $0.0 million (2019: $0.0 million; 2018: $0.0 million).

Dividends and interest income received from shares held in and secured notes issued by related parties:

	Year ended
(in thousands of $)	December 31, 2020	December 31, 2019	December 31, 2018
Dividends received
ADS Maritime Holding	2,930	261	—
Frontline	3,100	340	—
Golden Close	—	1,989	—
Interest income received
NorAm Drilling	420	459	506
Golden Close	—	—	242